THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, PLEDGED,
TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF ANY EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE NOTE OR SUCH OTHER SECURITIES


                              AUGMENT SYSTEMS, INC.

                       SECURED CONVERTIBLE PROMISSORY NOTE

                                                                      $_________


         For value received, Augment Systems, Inc., 2 Robbins Road, Westford, Massachusetts ("Debtor") promises to pay to the order of ________________ with an address at _______________ ("Payee") the sum of ____________ with interest on the unpaid balance at 8% per annum on or before the earlier of 4th day of September, 1999 or (i) any sale, pledge, assignment, transfer or disposition of any assets of Debtor outside of the ordinary course of business, (ii) any merger or consolidation of Debtor with any other entity, other that if Debtor is the surviving entity of such merger or a "change of control" of Debtor (which shall mean the acquisition by any person, entity or group of control of Debtor), or
(iii) proceeds of at least $4,000,000 are received by Debtor from the sale or issuance of any debt or equity securities by Debtor (such applicable date hereinafter the "Maturity Date").

         This Note is being issued pursuant to a Loan Agreement dated as of the date hereof by and among Debtor, Payee and other lenders (collectively, the "Lenders") specified therein (as amended, the "Loan Agreement"), and Payee's rights and Debtor's obligations hereunder are subject to the provisions of the Loan Agreement, the terms of which are incorporated herein by this reference. This Note is also referred to and entitled to the benefits of, and payment of this Note is secured by certain collateral set forth in a Security Agreement, dated the date hereof, between Debtor and the Lenders.

         Debtor shall have the right to pre-pay this Note in whole or in part, provided any pre-payment shall be in multiples of $10,000. Such pre-payment shall be first credited to any accrued unpaid interest with the balance to be in reduction of the principal sum.

         At the option of the Payee, the principal and interest due and payable under this Note may be converted into the form of equity securities issued by Debtor in the first equity financing subsequent to the date hereof of at least $4,000,000 that is completed within twelve (12) months of the date of this Note, upon the terms and conditions of any such financing, at the time of closing for that equity financing. Debtor shall give the Payee at least twenty (20) days advance notice of the closing of such financing.

         The occurrence of an Event of Default under the Loan Agreement shall constitute an "Event of Default" under this Note. Upon the occurrence of an Event of Default, the Debtor agrees it shall be liable for interest at the rate of 14 1/2% from the date of default until paid. In the event this rate is above the legal authorized default rate, Debtor shall pay the highest rate permitted under the laws of the State of New York from the date of default until paid. Upon an Event of Default, the holder of this Note shall be entitled to the costs and expenses of collection hereof, including, but not limited to, reasonable attorneys' fees.

         If any principal or interest payment is not made within five (5) days of when due ("Payment Default"), or if any other Event of Default other than a Payment Default shall occur for any reason, and is not cured within ten (10) days of notice thereof, then in any such event, in addition to all rights and remedies of Payee under applicable law or otherwise, all such rights being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Debtor's obligations, liabilities and indebtedness owing to Payee, including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable rate stated above until the indebtedness evidenced by this
Note is paid in full, plus the costs and expenses of collection hereof, including but not limited to, reasonable attorney's fees.

         Debtor (i) waives diligence, demand, presentment, protest, and notice of any kind, (ii) agrees that it will not be necessary for any holder hereof to first file suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtor is expressly hereby waived. Upon any Event of Default, Payee shall have the right but not the obligation to set off against this Note all money owed by Payee to Debtor.

         Payee shall not be required to resort to any collateral for payment, but may proceed against Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

         The execution and delivery of this Note has been authorized by all necessary corporate actions of the Debtor. The Debtor hereby authorizes the Payee to complete this Note in any particulars according to the terms of the Loan evidenced hereby.

         Any notices that are required or permitted under this Note may be sent to the address of the party as it appears in this Note by either Certified Mail, Return Receipt Requested, or by overnight courier. In the event that it is sent by Certified Mail, Return Receipt Requested, the notice shall be deemed to have been given three (3) days after same has been sent and in the event that the Note has been sent by overnight courier, the notice shall be deemed to be given one (1) day after it has been sent.

         This Note and the collateral shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and successors, holders, and assigns. If any term or provisions of this Note is held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall not be affected thereby.

         This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Payee or the holder hereof.

         Debtor hereby waives the right to trial by jury and any and all rights of set off arising in connection with this Note. Debtor hereby irrevocably consents to a non-exclusive jurisdiction of the Supreme Court of the State of New York, County of New York and of the United States District Court in the State of New York, Southern District of New York for all purposes in connection with any action or proceeding arising out of or relating to this Note, and further consents that any process in connection with any proceeding hereunder may be served (i) inside or outside the State of New York by Registered or Certified Mail, Return Receipt Requested, and service or notice so served shall be deemed complete three (3) days after same shall have been posted, or (ii) such other manner as permissible under the rules of said Courts. Within twenty
(20) days after such mailing, Debtors shall appear in answer to such process or Notice of Motion or other application to said Courts, failing which Debtor shall be deemed in default and judgment may be entered by the holder of this Note against Debtor for the amount of the claim and other relief requested therein.

         Failure by the Payee to insist upon the strict performance by Debtor of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and Payee shall retain the right thereafter to insist upon strict performance by Debtor of any and all terms and provisions of this note or any documents securing the repayment of this Note.

         IN WITNESS WHEREOF, the parties have set their hand and seal as of this ____ day of September, 1998.

                                               AUGMENT SYSTEMS, INC.



                                               By:______________________________



                                      3